Exhibit 10(c)

SECRETARIAL CERTIFICATION OF
RESOLUTIONS ADOPTED BY THE
PERSONNEL COMMITTEE OF THE
BOARD OF DIRECTORS OF
TCF FINANCIAL CORPORATION

May 3, 2002

Re:                             Amendment of Executive Deferred Compensation Plan to Allow Election to Receive Current Payment of TCF Stock Dividends.

Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, this Committee is authorized to amend the TCF Financial Executive Deferred Compensation Plan (the “Plan”); and

WHEREAS, this Committee considers it advisable to amend the Plan to allow participants whose deferred compensation is invested in TCF stock to elect to receive current distributions of the dividends paid on such stock;

NOW, THEREFORE, it is hereby:

RESOLVED, that the Plan is hereby amended by adding a new clause (v) at the end of subparagraph 10.b. thereof, to read as follows:

“(v)         Notwithstanding anything herein to the contrary, an Employee may elect to receive a current distribution of dividends that would otherwise be credited to the Employee’s TCF Stock Account.  Such elections shall be made in such form and at such time or times, and shall apply to such dividends, as the Committee shall determine; provided, that in no event shall an election be effective if it is received by the Committee:

(A)          more than 30 days after the date on which the amendment adding this clause (v) is adopted, if the election relates to dividends declared in calendar year 2002 after the expiration of such 30-day period; otherwise

(B)           after December 31 of the calendar year preceding the calendar year in which the dividends to which the election relates are declared.

Except as provided in paragraph 6 hereof, an election to receive a current distribution of dividends shall be irrevocable upon its receipt by the Committee, and it shall apply to all dividends that are declared in the calendar year(s) (or portion thereof) to which the election applies.  Dividends with respect to which an election described in this paragraph 10.b.v. has been made shall be distributed to the Employee as soon as administratively feasible after they would otherwise have been credited to the Employee’s Account.”

This amendment shall be effective with respect to dividends that are declared more than 30 days after the date on which the amendment is adopted.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation, do hereby certify that the foregoing is a true and correct copy of a resolution adopted by the Personnel Committee of the Board of Directors of TCF Financial Corporation held on May 3, 2002, and that such resolution has not been modified or rescinded as of the date hereof.

(Corporate Seal)

Dated: June 25, 2002	/s/ Gregory J. Pulles
Gregory J. Pulles

Exhibit 10(c)

SECRETARIAL CERTIFICATION OF
RULES AND PROCEDURES ADOPTED BY THE
PERSONNEL COMMITTEE OF THE
BOARD OF DIRECTORS OF
TCF FINANCIAL CORPORATION

Re:                             Rules and Procedures Governing Elections to Receive Current Payment of Dividends on TCF Stock under the Executive and Senior Officer Deferred Compensation Plans.

The TCF Financial Executive and Senior Officer Deferred Compensation Plans (the “Plans”) have been amended to allow participants whose deferred compensation is deemed to be invested in TCF stock to elect to receive current distributions of the dividends paid on such stock.  The amendments authorize this Committee to establish rules and procedures governing such elections.

The following rules and procedures govern elections by participants in the Plans to receive current distributions of dividends (“Dividend Distribution Elections”) pursuant to paragraph 10.b(v) of each Plan, as so amended.

1.                                       Dividend Distribution Elections may only be made by Plan participants who are actively employed by a participating employer.

2.                                       Dividend Distribution Elections may only be made with respect to cash dividends that are declared after June 1, 2002, and that would otherwise be credited to the electing participants’ TCF Stock Accounts in either Plan.

3.                                       Dividend Distribution Elections must be in 10% increments of the eligible dividends.

4.                                       Dividend Distribution Elections applicable to dividends that are declared after June 1, 2002 and before January 1, 2003 must be received by TCF no later than June 1, 2002.  Each such election shall be irrevocable upon its receipt by TCF, and it shall apply to all cash dividends that are declared after June 1, 2002 and before January 1, 2003.

5.                                       Dividend Distribution Elections applicable to dividends that are declared in a calendar year commencing after December 31, 2002 must be received by TCF prior to January 1 of the calendar year in which the dividends are declared.  Each such election shall be irrevocable upon its receipt by TCF, and it shall apply to all cash dividends that are declared in the calendar year to which it applies.

6.                                       Except as provided in paragraph 7, a separate Dividend Distribution Election must be made for cash dividends that are declared in each calendar year.  If a participant does not make a Dividend Distribution Election for a particular calendar year, all dividends that are declared in that calendar year will be credited to the participant’s TCF Stock Account.

7.                                       A Plan participant who notifies a participating employer of his or her intent to terminate employment, or who is notified by a participating employer that his or her employment will be terminated, may, within 30 days after the date of such notification, make a one-time Dividend Distribution Election with respect to cash dividends that are declared in calendar years commencing after the participant’s termination of employment.  Each such election will be irrevocable (regardless of whether the participant’s employment terminates pursuant to the notification), and it will apply to all cash dividends that are declared in calendar years commencing after the later of:

a.                                       the date on which the election is received by TCF; or

b.                                      the date on which the participant’s employment terminates.

These procedures are effective as of May 2, 2002, and they will remain in effect until they are changed or revoked by further action of the Committee.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation, do hereby certify that the foregoing is a true and correct copy of rules and procedures adopted by the Personnel Committee of the Board of Directors of TCF Financial Corporation, effective as of May 3, 2002, and that such rules and procedures have not been changed or revoked as of the date hereof.

(Corporate Seal)

Dated: June 25, 2002	/s/ Gregory J. Pulles
Gregory J. Pulles

Exhibit 10(c)

SECRETARIAL CERTIFICATION OF
RESOLUTIONS ADOPTED BY THE
PERSONNEL COMMITTEE OF THE
BOARD OF DIRECTORS OF
TCF FINANCIAL CORPORATION
AND OF AN INDEPENDENT SUBCOMMITTEE THEREOF

May 3, 2002

Re:                             “De-leveraging” of Executive and Directors Deferred Compensation Plans.

Following discussion, and upon motion duly made, seconded and carried, the following resolutions were adopted:

WHEREAS, this Committee administers, and is authorized to amend, the TCF Financial Executive Deferred Compensation Plan (the “Executive Plan”), the TCF Directors Deferred Compensation Plan (the “Directors Plan”), and their related trusts (the “Trusts”);

WHEREAS, this Committee considers it advisable to amend the Executive Plan and the Directors Plan (collectively, the “Plans”) and their related Trust Agreements (the “Executive Trust Agreement” and the “Directors Trust Agreement,” respectively) to eliminate the provisions therein that permit the leveraging of investments for participants’ accounts;

WHEREAS, this Committee also considers it advisable to allow participants to prepay any loans that have been made to the Trusts on their behalf for the purpose of leveraging investments;

WHEREAS, approval of the sale or disposition of stock of TCF Financial Corporation (“TCF Stock”) that is held by the Trusts and/or related Plan interests under the Plans by a committee qualifying under SEC Rule 16b-3(c) (the “Independent Subcommittee”) is desirable in order that the transactions directed and authorized hereunder will qualify for exemption under such Rule; and

WHEREAS, said Independent Subcommittee consists of all of the members of this Committee, other than Mr. Strangis;

NOW, THEREFORE, it is hereby:

RESOLVED, that the Executive Plan is hereby amended by adding an additional sentence at the end of paragraph 10.c.(I) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purposes described in this clause (I) shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Directors Plan is hereby amended by adding an additional sentence at the end of paragraph 3.d. thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purposes described in this subparagraph d. shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Executive Trust Agreement is hereby amended by adding an additional sentence at the end of Section 5.1(f) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purpose of purchasing investments directed by a participant shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Directors Trust Agreement is hereby amended by adding an additional sentence at the end of Section 5(b) thereof, to read as follows:

“Notwithstanding the foregoing, new borrowings for the purpose of purchasing investments directed by a participant shall not be permitted after May 2, 2002.”

FURTHER RESOLVED, that the Independent Subcommittee hereby authorizes the prepayment of loans that have been made to the Trusts for the purpose of purchasing assets to fund benefits of participants, the sale or disposition of shares of TCF Stock held by the Trusts, and the deemed sale or disposition of corresponding derivative interests in such stock by Plan participants, all upon the following terms:

1.                                       Each participant on whose behalf a loan has been made will have a choice as to whether to prepay the loan.

2.                                       Prepayment of an electing participant’s loan will be made by liquidating a sufficient number of the shares of TCF Stock that are pledged as collateral for the loan and using the proceeds to repay the loan.

3                                          Shares of TCF Stock that are liquidated to prepay a loan shall be offered to TCF Financial Corporation for purchase under its stock repurchase program before they are sold in any other manner; however, TCF Financial Corporation will be under no obligation to purchase such stock.

4.                                       Subject to the foregoing, prepayment of a loan will be made as soon as administratively feasible following receipt by this Committee of a participant’s request.

5.                                       Shares of TCF Stock that have been pledged to secure a loan, and that are not required to repay the loan, shall be released from encumbrance and allocated to the participant’s account when the loan has been repaid, as provided in paragraph 10.c.(I) of the Executive Plan and in paragraph 3.d. of the Directors Plan.

                FURTHER RESOLVED, that The First National Bank in Sioux Falls, as Trustee under the Executive Trust Agreement and the Directors Trust Agreement (the “Trustee”), is hereby directed to take all actions and to execute all documents as directed to carry out the intent and purpose of these resolutions, and the Trustee shall be fully indemnified and held harmless by TCF Financial Corporation for any related loss to the Trustee, which shall include, without limitation, any adverse tax consequences and any liabilities, fines, costs or expenses arising under any securities law, banking law, or other law applicable with respect to such directions and such actions taken in good faith in reliance on, and in carrying out, any direction by this Committee or TCF Financial Corporation or their delegates related to or in connection with these resolutions; and

                FURTHER RESOLVED, that William A. Cooper, Gregory J. Pulles, and Neil W. Brown, or any one or more of them, are hereby authorized and directed to take all actions and to execute all documents on behalf of this Committee and TCF Financial Corporation as they or any of them shall determine to be necessary or advisable to carry out the intent and purpose of these resolutions.

I, Gregory J. Pulles, Secretary of TCF Financial Corporation, do hereby certify that the foregoing are true and correct copies of resolutions adopted by the Personnel Committee of the Board of Directors of TCF Financial Corporation, and an Independent Subcommittee thereof at a meeting held on May 3, 2002, and that such resolutions have not been modified or rescinded as of the date hereof.

(Corporate Seal)

Dated: June 25, 2002	/s/ Gregory J. Pulles
Gregory J. Pulles